SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 16, 2002
(Date of earliest event reported)

DELTAGEN, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-31147	94-3260659
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

740 Bay Road Redwood City, CA 94063
(Address of principal executive offices) (Zip Code)

(650) 569-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

The purpose of this Form 8-K/A is to amend the Form 8-K, which was filed on March 4, 2002, to provide the required financial statements of the business acquired, BMSPRL, L.L.C. (f/k/a Bristol-Myers Squibb Pharma Research Labs, Inc.)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.    The following audited special purpose statements of Bristol-Myers Squibb Pharma Research Labs, Inc. (“BMSPRL”), the notes related thereto and the report of independent accountants theron are being filed herewith:

—	Report of Independent Accountants

—	Statements of Assets to be Acquired and Liabilities to be Assumed as of December 31, 2001 and December 31, 2000

—	Statements of Direct Operating Expenses for the years ended December 31, 2001 and 2000

—	Notes to Special Purpose Statements

(b)  PRO FORMA FINANCIAL INFORMATION.    The following unaudited pro forma condensed combined financial statements and the notes related thereto are being filed herewith:

—	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2001.

—	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2001

—	Notes to Unaudited Pro Forma Condensed Combined Financial Information

(c)  EXHIBITS.    See attached Exhibit Index.

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EXHIBIT INDEX

Number	Exhibit

2.1	Purchase Agreement with Bristol-Myers Squibb Company dated February 8, 2002.*

2.2	Amendment to Purchase Agreement dated February 14, 2002.*

2.3	Registration Rights Agreement dated February 16, 2002.*

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1	Audited Special Purpose Statements of Bristol-Myers Squibb Pharma Research Labs, Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Information

*	Incorporated by reference to Exhibits 2.1, 2.2 and 2.3, respectively of the Company’s Form 8-K Current Report filed on March 4, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELTAGEN, INC.

By:	/s/ JOHN E. BURKE
John E. Burke Senior Vice President of Intellectual Property and General Counsel

Date: May 2, 2002

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